UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 16, 2004

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 16, 2004 First Place Financial Corp. issued a press release announcing that Steven R. Lewis, President and Chief Executive Officer will be making a presentation on November 19, 2004 in New York, New York at the America’s Community Bankers Community Bank Investor Conference. The press release is included in this filing as Exhibit 99.1 which is attached hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated November 16, 2004 announcing that Steven R. Lewis, President and Chief Executive Officer of First Place Financial Corp. will be making a presentation on November 19, 2004 in New York, New York at the America’s Community Bankers Community Bank Investor Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: November 16, 2004	By:	/s/ Steven R. Lewis
Steven R. Lewis
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated November 16, 2004 announcing that Steven R. Lewis, President and Chief Executive Officer of First Place Financial Corp. will be making a presentation on November 19, 2004 in New York, New York at the America’s Community Bankers Community Bank Investor Conference.